                                                                    EXHIBIT 99.2

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PROXY                                                                      PROXY
                             THE VIGORO CORPORATION

   THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
     SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 29, 1996.

  The undersigned hereby appoints Joseph P. Sullivan, Robert E. Fowler, Jr. and Rose Marie Williams, or any of them, with individual power of substitution, proxies to vote all shares of the Common Stock of The Vigoro Corporation (the "Company") which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held in Chicago, Illinois, at 10:00 a.m. Chicago time, on February 29, 1996 and at any adjournment thereof, as designated on the reverse side of this proxy card, and in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. You are encouraged to specify your choice by marking the appropriate box on the reverse side. If you do not mark any box, your proxy will be voted in accordance with the Board of Directors' recommendations. The proxies cannot vote your shares unless you sign and return this card. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and the related Joint Proxy Statement and Prospectus (with all annexes and enclosures) dated January 30, 1996.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR AUTHORITY TO VOTE FOR THE PROPOSAL AND IF ANY OTHER MATTERS SHOULD PROPERLY COME BEFORE THE SPECIAL MEETING, SUCH SHARES WILL BE VOTED WITH RESPECT TO SUCH MATTERS IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS VOTING SUCH PROXIES.

 PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                  (Continued and to be signed on reverse side)

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

     ----                                                             ----

                            THE VIGORO CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [|]



 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT
                                  THE MERGER.

Proposal to approve and adopt the Agreement and Plan of Merger dated as of November 13, 1995 among IMC Global Inc., Bull Merger Company and The Vigoro Corporation.
                           For   Withheld   Abstain
                           [_]      [_]       [_]



Please check this box if you plan to attend the Special Meeting    [_]

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

     Dated: _____________________________________________________________ , 1996

Signature(s)____________________________________________________________________

--------------------------------------------------------------------------------
IMPORTANT: PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR(S) HEREON. IF THE STOCK IS HELD JOINTLY, SIGNATURES SHOULD INCLUDE BOTH NAMES. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND OTHERS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD GIVE FULL TITLE. IN ORDER TO INSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING OF STOCKHOLDERS, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE
IN PERSON.

     ----                                                             ----

     ----                                                             ----

PROXY                                                                      PROXY
                             THE VIGORO CORPORATION

   THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
     SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 29, 1996.

  The undersigned hereby appoints Joseph P. Sullivan, Robert E. Fowler, Jr. and Rose Marie Williams, or any of them, with individual power of substitution, proxies to vote all shares of the Series E Preferred Stock of The Vigoro Corporation (the "Company") which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held in Chicago, Illinois, at 10:00 a.m. Chicago time, on February 29, 1996 and at any adjournment thereof, as designated on the reverse side of this proxy card, and in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. You are encouraged to specify your choice by marking the appropriate box on the reverse side. If you do not mark any box, your proxy will be voted in accordance with the Board of Directors' recommendations. The proxies cannot vote your shares unless you sign and return this card. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and the related Joint Proxy Statement and Prospectus (with all annexes and enclosures) dated January 30, 1996.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR AUTHORITY TO VOTE FOR THE PROPOSAL AND IF ANY OTHER MATTERS SHOULD PROPERLY COME BEFORE THE SPECIAL MEETING, SUCH SHARES WILL BE VOTED WITH RESPECT TO SUCH MATTERS IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS VOTING SUCH PROXIES.

 PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                  (Continued and to be signed on reverse side)

     ----                                                             ----

     ----                                                             ----
                            THE VIGORO CORPORATION
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [|]


 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT
                                  THE MERGER.


Proposal to approve and adopt the Agreement and Plan of Merger dated as of November 13, 1995 among IMC Global Inc., Bull Merger Company and The Vigoro Corporation.
                           For   Withheld   Abstain
                           [_]     [_]        [_]


Please check this box if you plan to attend the Special Meeting  [_]

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

     Dated: _____________________________________________________________ , 1996

Signature(s)____________________________________________________________________

--------------------------------------------------------------------------------
IMPORTANT: PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR(S) HEREON. IF THE STOCK IS HELD JOINTLY, SIGNATURES SHOULD INCLUDE BOTH NAMES. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND OTHERS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD GIVE FULL TITLE. IN ORDER TO INSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING OF STOCKHOLDERS, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE
IN PERSON.

     ----                                                             ----

     ----                                                             ----

PROXY                                                                      PROXY
                             THE VIGORO CORPORATION

   THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
     SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 29, 1996.

  The undersigned hereby appoints Joseph P. Sullivan, Robert E. Fowler, Jr. and Rose Marie Williams, or any of them, with individual power of substitution, proxies to vote all shares of the Series F Preferred Stock of The Vigoro Corporation (the "Company") which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held in Chicago, Illinois, at 10:00 a.m. Chicago time, on February 29, 1996 and at any adjournment thereof, as designated on the reverse side of this proxy card, and in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. You are encouraged to specify your choice by marking the appropriate box on the reverse side. If you do not mark any box, your proxy will be voted in accordance with the Board of Directors' recommendations. The proxies cannot vote your shares unless you sign and return this card. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and the related Joint Proxy Statement and Prospectus (with all annexes and enclosures) dated January 30, 1996.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR AUTHORITY TO VOTE FOR THE PROPOSAL AND IF ANY OTHER MATTERS SHOULD PROPERLY COME BEFORE THE SPECIAL MEETING, SUCH SHARES WILL BE VOTED WITH RESPECT TO SUCH MATTERS IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS VOTING SUCH PROXIES.

 PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                  (Continued and to be signed on reverse side)

     ----                                                             ----

     ----                                                             ----

                            THE VIGORO CORPORATION
  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [|]




 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT
                                  THE MERGER.

Proposal to approve and adopt the Agreement and Plan of Merger dated as of November 13, 1995 among IMC Global Inc., Bull Merger Company and The Vigoro Corporation.
                           For   Withheld   Abstain
                           [_]     [_]        [_]


Please check this box if you plan to attend the Special Meeting  [_]

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

     Dated: _____________________________________________________________ , 1996

Signature(s)____________________________________________________________________

--------------------------------------------------------------------------------
IMPORTANT: PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR(S) HEREON. IF THE STOCK IS HELD JOINTLY, SIGNATURES SHOULD INCLUDE BOTH NAMES. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND OTHERS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD GIVE FULL TITLE. IN ORDER TO INSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING OF STOCKHOLDERS, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE
IN PERSON.

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